[Logo] M F S(R)
INVESTMENT MANAGEMENT                                         ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 2000


                    A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) LIMITED MATURITY SERIES

MFS(R) LIMITED MATURITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                INVESTOR SERVICE
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your investment professional.
James J. Calmas*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
James O. Yost*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Robert R. Flaherty*                                 WORLD WIDE WEB
Laura F. Healy*                                     www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*



* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o  face-to-face contact with senior management as well as frontline workers

o  analysis of the company's financial statements and balance sheets

o  contact with the company's current and potential customers

o  contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer

MFS Investment Management(R)

January 16, 2001

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2000, the series provided a total return of 6.01% (including the reinvestment of any distributions). This compares to a return of 8.07% for the series' benchmark, the Lehman Brothers One-to
Three-Year Government/Credit Index (the Lehman Index), a total return index consisting of all U.S. government-agency, Treasury, and investment-grade corporate debt securities with maturities of one to three years.

The difficult interest rate environment that existed in the early part of 2000 dramatically reversed course in the third quarter and through December as short-term interest rates fell and longer-term rates were relatively unchanged. This resulted in a yield curve that flattened and moved toward a more normal shape, where longer-term bonds generally have higher yields than shorter-term issues. Short-term rates fell on evidence that economic growth was slowing, causing expectations to heighten that the Federal Reserve Board (the Fed) would cut rates early in 2001.

In this environment, most bond sectors performed strongly, and our significant exposure to Treasuries benefited from the flight to quality we recently experienced. While most nongovernment bond sectors underperformed Treasuries during the first half of the year, the past four months were also a good time for non-Treasury securities, as all spread sectors (corporate, mortgage-backed, and asset-backed bonds) outperformed comparable-duration Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

The primary investment strategy of this portfolio is to use our extensive credit analysis capabilities through MFS Original Research(R). As a result, we have tended to maintain a large exposure to spread products. While this strategy hurt our performance relative to the Lehman Index in the first half of the year, we've maintained our exposure to non-Treasury securities because they have historically provided higher yields and greater potential for price appreciation than Treasury bonds of comparable duration. (Duration is a measure of a bond's interest rate sensitivity.)

We believe security selection was the key driver of the portfolio's positive results. In particular, significant exposure to commercial mortgage-backed securities and mortgage-backed securities were key contributors to performance. Commercial mortgage-backed securities led most other sectors late in the period, while mortgage-backed securities also performed strongly. Corporate security selection also benefited performance, as holdings in financial services, banks, and entertainment companies generally produced favorable results.

While the investment-grade corporate bond sector lagged Treasuries during the 12-month period, we believe the recent recovery could continue as investors begin to recognize that the economy is simply entering a slower growth phase and not a recession. In our view, negative trends such as highly leveraged corporate balance sheets and the inability of corporations to increase pricing power have already been factored into corporate bond prices. As a result, we see significant value in this segment of the fixed-income market, most notably among companies that have experienced the sharpest declines in the equity market downturn, such as industrials and telecommunications companies. In addition, we believe the financial services sector could continue to perform well as interest rates begin to decline.

Attractive yields and an improving interest rate outlook enticed bond investors back to the bond market over the past several months. While we think the near-term outlook for bond investors depends largely on what the economy does in coming months, a string of recent statistics suggests that the pace of economic activity is slowing. If this slowing continues, and if the Fed chooses to cut interest rates, we think it could bode well for the recovery in the bond market.

Respectfully,

/s/ James J. Calmas

James J. Calmas
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

James J. Calmas is Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the limited maturity portfolios of our mutual funds and variable annuities.

Jim joined MFS in 1988 and was named Assistant Vice President in 1991, Vice President in 1993, and portfolio manager in 1998. He is a graduate of Dartmouth College and holds an M.B.A. degree from the Amos Tuck School of Business Administration of Dartmouth College.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, issuer-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks primarily to provide as high a level of current income as is believed to be consistent with prudent investment risk, and secondarily seeks to protect shareholders' capital.

Commencement of investment operations: August 14, 1996

Size: $0.1 million net assets as of December 31, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series' Initial Class in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, August 14, 1996, through December 31, 2000. Index information is from August 1, 1996.)

                                                               Lehman Brothers
                                                              One-To-Three-Year
                              MFS  Limited                       Government/
                             Maturity Series                  Credit Bond Index
--------------------------------------------------------------------------------
 8/96                           $10,000                            $10,000
12/96                            10,261                             10,323
12/97                            10,885                             11,010
12/98                            11,474                             11,777
12/99                            11,733                             12,149
12/00                            12,439                             13,129


TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

                               1 Year              3 Years                Life*
--------------------------------------------------------------------------------
Cumulative Total Return        +6.01%              +14.28%              +24.39%
--------------------------------------------------------------------------------
Average Annual Total Return    +6.01%              + 4.55%              + 5.11%
--------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                               1 Year              3 Years                Life*
--------------------------------------------------------------------------------
Lehman Brothers One- to
  Three-Year Government/Credit
  Bond Index#                  +8.07%              + 6.04%              + 6.36%
--------------------------------------------------------------------------------
  *For the period from the commencement of the series' investment operations, August 14, 1996, through December 31, 2000. Index information is from
   August 1, 1996.
(+)Average annual rates of return.
  #Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deductions of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual not annualized.

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2000

Bonds - 53.6%
------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)          VALUE
------------------------------------------------------------------------------
U.S. Bonds - 43.4%
  Corporate Asset Backed - 20.2%
    Case Equipment Receivables Trust, 5.285s, 2002+    $  0           $    352
    Commonwealth Edison Transition Funding Trust,
      5.29s, 2003                                         7              6,766
    Ford Credit Auto Owner Trust, 6.2s, 2002              6              6,400
    Green Tree Financial Corp., 6.04s, 2029               1                669
    Premier Auto Trust, 5.88s, 2001                       5              4,903
    Student Loan Trust, 6.748s, 2004                      7              6,945
                                                                      --------
                                                                      $ 26,035
------------------------------------------------------------------------------
  Financial Institutions - 13.0%
    KFW International Finance, Inc., 9.4s, 2004        $ 15           $ 16,680
------------------------------------------------------------------------------
  Railroads - 2.3%
    Union Pacific Corp., 5.78s, 2001                   $  3           $  2,977
------------------------------------------------------------------------------
  Utilities - Electric - 7.9%
    California Infrastructure, 6.17s, 2003             $  3           $  3,023
    Narragansett Electric Co., 7.83s, 2002                7              7,173
                                                                      --------
                                                                      $ 10,196
------------------------------------------------------------------------------
Total U.S. Bonds                                                      $ 55,888
------------------------------------------------------------------------------
Foreign Bonds - 10.2%
  Australia - 10.2%
    Westpac Banking, 9.125s, 2001
    (Banks and Credit Cos.)                            $ 13           $ 13,173
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $69,906)                                $  69,06
------------------------------------------------------------------------------
Short-Term Obligations - 27.2%
------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., 5.25s,
      due 1/02/01                                      $ 20           $ 19,997
    Federal Home Loan Bank, 5.00s, due 1/02/01           15             14,998
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                       $ 34,995
------------------------------------------------------------------------------
Total Investments (Identified Cost, $104,901)                         $104,056
Other Assets, Less Liabilities - 19.2%                                  24,753
------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $128,809
------------------------------------------------------------------------------

+Principal amount less than $500.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
DECEMBER 31, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $104,901)                    $104,056
  Cash                                                                   15,926
  Receivable for investments sold                                         7,672
  Interest receivable                                                     1,101
  Deferred organization expenses                                          1,156
                                                                       --------
      Total assets                                                     $129,911
                                                                       --------
Liabilities:
  Payable for series shares reacquired                                 $     11
  Payable to affiliates -
    Management fee                                                            6
    Reimbursement fee                                                         5
  Accrued expenses and other liabilities                                  1,080
                                                                       --------
      Total liabilities                                                $  1,102
                                                                       --------
Net assets                                                             $128,809
                                                                       ========
Net assets consist of:
  Paid-in capital                                                      $120,391
  Unrealized depreciation on investments                                   (845)
  Accumulated net realized loss on investments                          (70,482)
  Accumulated undistributed net investment income                        79,745
                                                                       --------
      Total                                                            $128,809
                                                                       ========
Shares of beneficial interest outstanding                               12,385
                                                                       ========

Net asset value per share
  (net assets / shares of beneficial interest outstanding)              $10.40
                                                                        ======
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                      $ 93,801
                                                                       --------

  Expenses -
    Management fee                                                     $  7,735
    Trustees' compensation                                                2,180
    Shareholder servicing agent fee                                         494
    Administrative fee                                                      228
    Custodian fee                                                         7,662
    Printing                                                              7,205
    Auditing fees                                                        19,200
    Legal fees                                                            1,923
    Amortization of organization expenses                                 1,842
    Miscellaneous                                                         1,023
                                                                       --------
      Total expenses                                                   $ 49,492
    Fees paid indirectly                                                   (305)
    Reduction of expenses by investment adviser                         (35,124)
                                                                       --------
      Net expenses                                                     $ 14,063
                                                                       --------
        Net investment income                                          $ 79,738
                                                                       --------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on investment transactions     $(36,445)
  Change in unrealized appreciation on investments                       38,190
                                                                       --------
        Net realized and unrealized gain on investments                $  1,745
                                                                       --------
          Increase in net assets from operations                       $ 81,483
                                                                       ========
See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                     2000                  1999
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $    79,738            $  124,786
  Net realized loss on investments                                      (36,445)              (34,021)
  Net unrealized gain (loss) on investments                              38,190               (35,781)
                                                                    -----------            ----------
    Increase in net assets from operations                          $    81,483            $   54,984
                                                                    -----------            ----------
Distributions declared to shareholders -
  From net investment income                                        $     --               $ (124,786)
  From paid-in capital                                                    --                     (268)
                                                                    -----------            ----------
    Total distributions declared to shareholders                    $     --               $ (125,054)
                                                                    -----------            ----------
Net increase (decrease) in net assets from series share
  transactions                                                      $(2,187,231)           $  478,345
                                                                    -----------            ----------
      Total increase (decrease) in net assets                       $(2,105,748)           $  408,275

Net assets:
  At beginning of period                                              2,234,557             1,826,282
                                                                    -----------            ----------
  At end of period (including accumulated undistributed net
    investment income of $79,745 and $0, respectively)              $   128,809            $2,234,557
                                                                    ===========            ==========
See notes to financial statements.


Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,                              PERIOD ENDED
                                        ----------------------------------------------------------------         DECEMBER 31,
                                              2000              1999              1998              1997                1996*
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period       $ 9.81            $10.16            $10.01            $10.01               $10.00
                                            ------            ------            ------            ------               ------

Income from investment operations# -
  Net investment income(S)                  $ 0.57            $ 0.54            $ 0.55            $ 0.62               $ 0.25
  Net realized and unrealized gain
    (loss) on investments                     0.02             (0.31)            (0.01)            (0.01)                0.01
                                            ------            ------            ------            ------               ------
      Total from investment operations      $ 0.59            $ 0.23            $ 0.54            $ 0.61               $ 0.26
                                            ------            ------            ------            ------               ------

Less distributions declared to
  shareholders -
  From net investment income                $ --              $(0.58)           $(0.38)           $(0.60)              $(0.25)
  From net realized gain on
    investments                               --                --               (0.01)            (0.01)                --
  In excess of net investment income          --                --               (0.00)+++          --                   --
  From paid-in capital                        --               (0.00)+++          --                --                   --
                                            ------            ------            ------            ------               ------
      Total distributions declared to
        shareholders                        $ --              $(0.58)           $(0.39)           $(0.61)              $(0.25)
                                            ------            ------            ------            ------               ------
Net asset value - end of period             $10.40            $ 9.81            $10.16            $10.01               $10.01
                                            ======            ======            ======            ======               ======
Total return                                  6.01%             2.26%             5.42%             6.08%                2.61%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                  1.02%             1.00%             1.03%             1.02%                1.03%+
  Net investment income                       5.70%             5.16%             5.34%             6.13%                6.61%+
Portfolio turnover                             109%              103%               94%              167%                 109%
Net assets at end of period (000
  Omitted)                                    $129            $2,235            $1,826              $701                 $523

(S)Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.45% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                   $ 0.32            $ 0.39            $ 0.38            $ 0.10               $ 0.01
    Ratios (to average net assets):
      Expenses##                              3.53%             2.48%             2.64%             6.20%                7.55%+
      Net investment income                   3.19%             3.68%             3.73%             0.95%                0.09%+

  *For the period from the commencement of the series' investment operations, August 14, 1996, through
   December 31, 1996.
  +Annualized.
 ++Not annualized.
+++Per share amount was less than $0.01.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Limited Maturity Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2000, there were 5 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Deferred Organization Expenses - Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The series will adopt the provisons of the AICPA Audit and Accounting Guide For Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the series will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the series did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the series. The impact of this accounting change has not been determined but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 2000, $7 was reclassified from accumulated net realized loss on investments to accumulated undistributed net investment income due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

At December 31, 2000, the series, for federal income tax purposes, had a capital loss carryforward of $70,347 which may be applied against any net realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2007, ($22,165) and December 31, 2008, ($48,182).

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the series' average daily net assets.

The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all the series' operating expenses, exclusive of management fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.45% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2000, the aggregate expenses owed to MFS by the series amounted to $132,791.

The series pays no compensation directly to its Trustees, who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                  PURCHASES           SALES
--------------------------------------------------------------------------------
U.S. government securities                        $1,003,362        $1,546,478
                                                  ----------        ----------
Investments (non-U.S. government securities)      $  330,715        $1,828,335
                                                  ==========        ==========

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $  104,901
                                                                    ----------
Gross unrealized depreciation                                       $     (978)
Gross unrealized appreciation                                              133
                                                                    ----------
    Net unrealized depreciation                                     $     (845)
                                                                    ==========

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                               YEAR ENDED DECEMBER 31,  YEAR ENDED DECEMBER 31,
                                      2000                       1999
                               ----------------------   ----------------------
                                 SHARES        AMOUNT     SHARES       AMOUNT
-----------------------------------------------------------------------------
Shares sold                      36,577   $   364,908    180,166   $1,844,305
Shares issued to shareholders
  in reinvestment of
  distributions                    --            --       12,742      124,999
Shares reacquired              (252,089)   (2,552,139)  (144,715)  (1,490,959)
                               --------    ----------   --------    ---------
    Net increase (decrease)
                               (215,512)  $(2,187,231)    48,193   $  478,345
                               ========   ===========   ========   ==========

(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition a commitment fee, based on the average daily unused portion of the line of credit is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2000, was $10. The series had no borrowing during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Limited Maturity Series:

We have audited the accompanying statement of assets and liabilities of MFS Limited Maturity Series (the Series) (one of the series constituting MFS Variable Insurance Trust Series), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Limited Maturity Series as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                            VLM-2 02/01 1M